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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 14, 2005

                                  TIFFANY & CO.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               DELAWARE                                 1-9494                             13-3228013
     (State or other jurisdiction                     (Commission                       (I.R.S. Employer
           of incorporation)                         File Number)                     Identification  No.)


      727 FIFTH AVENUE, NEW YORK, NEW YORK                                          10022
    (Address of principal executive offices)                                     (Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02   Results of Operations and Financial Condition.

Subsequent to the Company's February 28, 2005 press release announcing unaudited fiscal 2004 fourth quarter and annual results, certain expenses associated with the expensing of share-based compensation were reclassified within the consolidated statement of earnings. This reclassification, which resulted in expense related to share-based payment arrangements for personnel involved with the production, procurement and distribution of merchandise being reclassified from selling, general and administrative expenses to cost of sales, did not result in any change to previously announced earnings from operations or net earnings.

Reclassified statements of earnings are included within the Company's Annual Report to Stockholders for the fiscal year ended January 31, 2005 incorporated by reference within the Company's Form 10-K filed with the Securities and Exchange Commission on April 14, 2005.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     TIFFANY & CO.



                               BY:   /s/ Patrick B. Dorsey
                                     -------------------------------------------
                                     Patrick B. Dorsey
                                     Senior Vice President, General Counsel
                                     and Secretary



Date:  April 14, 2005